UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001801338

Benchmark 2020-IG1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238

Cit Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

New York	333-226123-07	38-4139217 38-4139218 38-7235671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 834-5467

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On February 28, 2020, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2020 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as asset representations reviewer, of the Benchmark 2020-IG1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-IG1, which represent, in the aggregate, the entire beneficial ownership in Benchmark 2020-IG1 Mortgage Trust (the “Issuing Entity”), a common law trust formed on February 28, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as “805 Third Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “805 Third Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “805 Third Avenue  Whole Loan”) that includes the 805 Third Avenue Mortgage Loan and three other pari passu loans (the “805 Third Avenue Pari Passu Companion Loans”) and one other subordinate loan (the “805 Third Avenue Subordinate Companion Loan”), which are not assets of the Issuing Entity.  The 805 Third Avenue Whole Loan, including the 805 Third Avenue Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2019 (the “CGCMT C7 PSA”), by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC (“LNR”), as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Citigroup Commercial Mortgage Trust 2019-C7 securitization transaction into which certain of the 805 Third Avenue Pari Passu Companion Loans and the 805 Third Avenue Subordinate Companion Loan were deposited.  The 805 Third Avenue Mortgage Loan represents 8.3% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 6.08 of the CGCMT C7 PSA, LNR was removed as special servicer with respect to the 805 Third Avenue Whole Loan and BREF Partners Special Servicer LLC, a Delaware limited liability company, was appointed as the successor special servicer with respect to the 805 Third Avenue Whole Loan. The removal of LNR as special servicer and appointment of BREF Partners Special Servicer LLC as successor special servicer with respect to the 805 Third Avenue Whole Loan is effective as of May 7, 2020. The principal servicing offices of BREF Partners Special Servicer LLC are located at 250 Vesey Street, 15th Floor, New York, New York 10281.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)
Date: May 7, 2020
	By:	s/ Bradley J. Horn

Name: Bradley J. Horn
Title: Executive Director